                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 9, 1997
                                                 -------------

                                  CD RADIO INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              0-24710                                      52-1700207
       ------------------------              ---------------------------------
       (Commission File Number)              (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                                       20037
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code  (202) 296-6192
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







                                Page 1 of 5 Pages
                             Exhibit Index on Page 4


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ITEM 5.   OTHER EVENTS

                  The press release attached as an exhibit hereto is hereby incorporated and made a part of this current report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 Press release dated April 10, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CD RADIO INC.



Date:      April 10, 1997           By  /s/ David Margolese
                                       -------------------------------
                                       David Margolese
                                       Chairman of the Board and Chief
                                       Executive Officer


                                Page 3 of 5 Pages
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                                  Exhibit Index

Exhibit
Number            Exhibit                                            Page
-------           -------                                            ----

99                Press Release dated April 10, 1997                    5

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